SCHEDULE A

To the J.P. Morgan Exchange-Traded Fund Trust

Declaration of Trust

SERIES

As of December 18, 2019

JPMorgan Diversified Return Global Equity ETF, formerly named JPMorgan Global Equity ETF (until 2/19/14) and JPMXF Diversified Return Global Equity ETF (2/19/14 until 4/4/14)

JPMorgan Diversified Return International Equity ETF, formerly named JPMXF Diversified Return International Ex – North America Equity ETF (until 4/4/14) and JPMorgan Diversified Return International Ex – North America Equity ETF (4/4/14 until 9/10/14)

JPMorgan Diversified Return Emerging Markets Equity ETF, formerly named JPMXF Diversified Return Emerging Markets Equity ETF (until 4/4/14)

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Alternatives ETF, formerly named JPMorgan Diversified Alternative ETF (until 2/11/16)

JPMorgan Event Driven ETF, formerly named JPMorgan Diversified Event Driven ETF (until 9/19/17)

JPMorgan Diversified Return Europe Equity ETF

JPMorgan High Yield Research Enhanced ETF, formerly JPMorgan High Yield ETF (until 3/24/16) and JPMorgan Disciplined High Yield ETF (until 9/9/19)

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Global Bond Opportunities ETF

JPMorgan Ultra-Short Income ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan Long/Short ETF, formerly JPMorgan Equity Long/Short ETF (until 11/7/17)

JPMorgan Managed Futures Strategy ETF, formerly named JPMorgan Managed Futures ETF (until 9/19/17)

JPMorgan USD Emerging Markets Sovereign Bond ETF, formerly named JPMorgan USD Emerging Markets Bond ETF (until 12/13/17)

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan Core Plus Bond ETF

JPMorgan Income Builder Blend ETF

JPMorgan Inflation Managed Bond ETF

JPMorgan Municipal ETF

JPMorgan Ultra-Short Municipal Income ETF, formerly named JPMorgan Ultra-Short Municipal ETF (until 1/7/19)

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

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